UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K
_________________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 19, 2022
_______________________
(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

TriCo Bancshares (the “Company”) held its annual meeting of shareholders on May 19, 2022 (the “2022 Annual Meeting”). As of the record date for the annual meeting, there were 33,802,971 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. At the annual meeting, the Company’s shareholders (i) elected all 12 nominees to the Company’s Board of Directors, (ii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, and (iii) ratified the selection of Moss Adams, LLP as the Company’s principal independent auditor for 2022. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting (if fractional share – eliminated).

1.Election of the following 12 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/Broker Non-Votes
Donald J. Amaral	24,712,799	1,218,761	3,492,219
Kirsten E. Garen	25,531,268	400,293	3,492,219
Cory W. Giese	25,517,149	414,411	3,492,219
John S. A. Hasbrook	24,051,906	1,879,655	3,492,219
Margaret L. Kane	25,302,044	629,516	3,492,219
Michael W. Koehnen	25,491,294	440,267	3,492,219
Anthony L. Leggio	25,593,307	338,254	3,492,219
Martin A. Mariani	24,972,469	959,092	3,492,219
Thomas C. McGraw	25,655,408	276,152	3,492,219
Jon Y. Nakamura	25,583,952	347,609	3,492,219
Richard P. Smith	25,292,313	639,247	3,492,219
Kimberley H. Vogel	25,500,275	431,286	3,492,219

2. Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	24,825,414
Against	431,886
Abstain	674,260
Broker Non-Votes	3,492,219

3. Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2022 fiscal year:

Votes
For	29,105,466
Against	91,693
Abstain	226,620
Broker Non-Votes	0

Item 8.01 Other Events.

Election of Chairman of the Board

Following the 2022 Annual Meeting, the Board of Directors of the Company (“Board”) unanimously elected Richard P. Smith, President and Chief Executive Officer of the Company as Chairman of the Board. The Board also unanimously elected Cory W. Giese as Lead Independent Director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: May 24, 2022	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)